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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): July 29, 2003


                                  JOSTENS, INC.


               (Exact Name of Registrant as Specified in Charter)



                                    MINNESOTA
                 (State or Other Jurisdiction of Incorporation)

         1-5064                                          41-0343440
(Commission File Number)                    (I.R.S. Employer Identification No.)


        5501 NORMAN CENTER DRIVE
         MINNEAPOLIS, MINNESOTA                                    55437
(Address of Principal Executive Offices)                        (Zip Code)


                                 (952) 830-3300
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

           On July 29, 2003, Ring Acquisition Corp. ("MergerCo"), a newly-formed company indirectly controlled by DLJ Merchant Banking Partners III, L.P. and certain of its affiliated funds (collectively, the "DLJMB Funds"), each of which is managed by CSFB Private Equity, merged with and into Jostens, Inc. (the "Company"), pursuant to an Agreement and Plan of Merger, dated as of June 17, 2003 (the "Merger Agreement"), among MergerCo, Jostens Holding Corp. (formerly known as Ring Holding Corp.) and the Company (the "Merger"). The Company was the surviving corporation in the Merger.

           Prior to the Merger, Investcorp International, Inc., its co-investors and MidOcean Partners collectively beneficially owned approximately 88% of the Company's common stock. The consummation of the Merger resulted in a change of control of the Company. After giving effect to the Merger, the DLJMB Funds beneficially owned approximately 99% of the outstanding voting securities of the Company and Messrs. Robert Buhrmaster, the Chief Executive Officer of the Company, Mike Bailey, the President of the Company and Carl Blowers, a director of the Company, collectively beneficially owned approximately 1% of the outstanding voting securities of the Company.

           Pursuant to the Merger Agreement, (i) holders of each class of the Company's common stock received approximately $48.25 per share in cash (the "Merger Consideration") and (ii) each share of the Company's 14% Senior Redeemable Payment-In-Kind Preferred Stock (the "Preferred Stock") will remain outstanding unless tendered by the holders thereof pursuant to the change of control offer described below. Each outstanding stock option and warrant that was exercisable for common stock of the Company was converted into the right to receive the Merger Consideration less the applicable per share exercise price of such stock option or warrant.

           In connection with the Merger, the DLJMB Funds contributed $415.0 million of equity to the Company and the Company refinanced its existing credit facility through the incurrence by the Company and its wholly-owned subsidiary, Jostens Canada Ltd. ("Jostens Canada"), of new Senior Secured Credit Facilities (the "Credit Facilities"). The Credit Facilities consist of: (i) a $475.0 million term loan (the "Term Loan") which was fully funded in connection with the consummation of the Merger (the "Closing"); (ii) a $150.0 million revolving facility (the "Revolver") of which approximately $11.0 million was drawn at the Closing to refinance the Company's and Jostens Canada's then-existing senior secured credit facility; and (iii) an incremental $50.0 million change of control term loan (the "Change of Control Term Loan"), the proceeds of which may be used solely to fund certain change of control payments (the "Change of Control Note Payments") due to holders of the Company's 12 3/4% Senior Subordinated Notes due 2010 (the "Notes") who elect to tender their Notes to the Company pursuant to the Notes change of control offer commenced by the Company on July 30, 2003 (the "Notes Offer"). In addition, the Company may use the Revolver from time to time after the Closing to finance its general corporate needs and for working capital purposes (including in each case those of its subsidiaries). The Company may also borrow up to $270.0 million of bridge term loans (the "Bridge Facility") solely for the purpose of financing the Change of


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Control Note Payments and any change of control payments due to holders of the
Preferred Stock who elect to tender their Preferred Stock to the Company pursuant to the Preferred Stock change of control offer commenced by the Company on July 30, 2003 (the "Preferred Stock Offer"). Each of the Notes Offer and the Preferred Stock Offer was required to be commenced by the Company pursuant to the terms of the indenture relating to the Notes and the certificate of designations relating to the Preferred Stock, respectively, upon a change of control of the Company. Commitments for any amounts not borrowed in respect of the Change of Control Term Loan and the Bridge Facility will be terminated following the consummation of the Notes Offer and the Preferred Stock Offer and will not be available to the Company for future use. Credit Suisse First Boston was the administrative agent for the Credit Facilities and Credit Suisse First Boston and Deutsche Bank Securities Inc. were the joint book runners and joint lead arrangers for the Credit Facilities. Substantially all of the assets of the Company were used to secure the Credit Facilities.

           After giving effect to the Merger, the Board of Directors of the Company (the "Board") consisted of seven directors, all of whom are designated by the DLJMB Funds; provided that the DLJMB Funds have agreed that Robert Buhrmaster will be a director for so long as he is employed by the Company as its Chief Executive Officer and for two years after the date he ceases to be the Company's Chief Executive Officer. The DLJMB Funds are permitted to increase or decrease the number of directors who serve on the Board from time to time and the DLJMB Funds are permitted to designate any such additional directors. After giving effect to the Merger, the following individuals are now directors of the
Company: Carl Blowers, Robert Buhrmaster, David Burgstahler, Tom Nides, James Quella, Lawrence Schloss and David Wittels.

           The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is incorporated herein by reference.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.


  EXHIBIT                                   DESCRIPTION
  -------                                   -----------

    2.1 Agreement and Plan of Merger by and among Ring Holding Corp., Ring Acquisition Corp. and Jostens, Inc., dated as of June 17, 2003, incorporated by reference to the Company's Current Report on Form 8-K filed on June 30, 2003.

   99.1 Press release issued by Jostens, Inc. on July 29, 2003 announcing the consummation of the transactions contemplated by the Merger Agreement.

   99.2 Jostens, Inc. Notice of Change of Control and Change of Control Offer to Purchase 12 3/4% Senior Subordinated Notes due 2010, dated as of July 30, 2003.

   99.3 Jostens, Inc. Notice of Change of Control and Change of Control Offer to Purchase 14% Senior Redeemable Payment-In-Kind Preferred Stock, dated as of July 30, 2003.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 4, 2003

                                    JOSTENS, INC.

                                    By: /s/ Paula Johnson
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                                    Name: Paula Johnson
                                    Title: Vice President, General Counsel and
                                           Corporate Secretary



















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                                  EXHIBIT INDEX


  EXHIBIT                                    DESCRIPTION
  -------                                    -----------

    2.1 Agreement and Plan of Merger by and among Ring Holding Corp., Ring Acquisition Corp. and Jostens, Inc., dated as of June 17, 2003, incorporated by reference to the Company's Periodic Report on Form 8-K filed on June 17, 2003.

   99.1 Press release issued by Jostens, Inc. on July 29, 2003 announcing the consummation of the transactions contemplated by the Merger Agreement.

   99.2 Jostens, Inc. Notice of Change of Control and Change of Control Offer to Purchase 12 3/4% Senior Subordinated Notes due 2010, dated as of July 30, 2003.

   99.3 Jostens, Inc. Notice of Change of Control and Change of Control Offer to Purchase 14% Senior Redeemable Payment-In-Kind Preferred Stock, dated as of July 30, 2003.























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